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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 1997

                             ----------------------
                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)
                             ----------------------

          Delaware                       1-8597                94-2657368
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5.    Other Events.

On February 10, 1997, The Cooper Companies, Inc. (the "Company") issued a press release announcing that, subject to the approval of the Federal Trade Commission, it has agreed to acquire in the United Stated the Natural Touch'r' line of opaque contact lenses from Wesley-Jessen Corporation. This release is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7.    Financial Statements and Exhibits.

           (c) Exhibits.

Exhibit
  No.                 Description
-------               -----------
 99.1                 Press Release dated February 10, 1997 of The Cooper
                      Companies, Inc.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE COOPER COMPANIES, INC.

                                          By /s/ Stephen C. Whiteford
                                             -----------------------------------
                                                 Stephen C. Whiteford
                                                 Vice President and
                                                 Corporate Controller
                                                 (Principal Accounting Officer)

Dated:  February 11, 1997



                           STATEMENT OF DIFFERENCES


The registered trademark symbol shall be expressed as 'r'


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                                  EXHIBIT INDEX

Exhibit                                                           Sequentially
  No.       Description                                           Numbered Page
-------     -----------                                           -------------
 99.1       Press Release dated February 10, 1997 of The Cooper
            Companies, Inc.



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